KPM FUNDS, INC.


                            SUPPLEMENT TO PROSPECTUS
                            DATED SEPTEMBER 30, 1996


         The following information supplements and replaces the information contained in the sections of the Fund's Prospectus entitled "Management":

     Effective April 1, 1997, the KPM Equity Portfolio is jointly managed by Bruce H. Van Kooten, First Vice President and Portfolio Manager of the Adviser and Rodney D. Cerny, President of the Fund, Executive Vice President and Chief Investment Officer of the Adviser. Mr. Van Kooten is a Chartered Financial Analyst with Bachelor of Science degrees from Iowa State University. Mr. Van Kooten has been a portfolio manager with the Adviser since 1988. Prior to that time, Mr. Van Kooten was a Trust Investment Officer for a regional national bank from 1982 through 1988.